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                                                                   Exhibit 10.10

                               C.J. QUEENAN, JR.
                            HENRY W. OLIVER BUILDING
                             535 SMITHFIELD STREET
                           PITTSBURGH, PA 15222-2312

cqueenan@kl.com
                                                                  (412) 355-6436
                                                             Fax: (412) 355-8307

                                August 10, 2004



Dear Robert:

      This letter is written to confirm that by reason of the action taken by the Personnel and Compensation Committee on July 27, 2004, your "Base Salary" for all purposes of the Amended and Restated Employment Agreement dated as of April 25, 2001, with Teledyne Technologies Incorporated is $631,350 effective September 1, 2004.

                                   Sincerely,

                                   /s/ C J Queenan, Jr.


CJQjr/djw




Dr. Robert Mehrabian
5388 Baseline Avenue
Santa Ynez, CA 93460-9346